UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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[X]  Preliminary Proxy Statement
[  ]  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to §240.14a-12

ECHO THERAPEUTICS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Echo Therapeutics, Inc., a Delaware corporation (“Echo” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with a solicitation of Echo’s stockholders.

Press Release Issued on October 6, 2014

Attached hereto is a press release that Echo issued on October 6, 2014. In its press release, Echo commented on the special meeting proxy contest that has been recently threatened by Platinum Management (NY) LLC and its affiliates in their latest attempt to force off the Echo Board the only independent board members that were not designated or nominated by Platinum or its affiliates.  In its press release, Echo expressed its disappointment that Platinum would pursue a costly and disruptive proxy contest against Echo given Echo’s recent announcement that it had suspended its product development, research, manufacturing and clinical programs and operations to conserve its liquidity and capital resource and the possibility that Echo could be forced to file for protection under the U.S. Bankruptcy Code if it is not able to address its liquidity needs. Echo also indicated that it believes that the preliminary proxy statement that Platinum filed with the SEC was procedurally and substantively deficient and may involve violations of the federal securities law and the rules and regulations governing proxy solicitations.

Important Additional Information

Echo, its directors and certain of its executive officers are participants in a solicitation of Echo’s stockholders.  Information regarding the names of Echo’s directors and executive officers and their respective interests in Echo by security holdings or otherwise is set forth in Echo’s definitive proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on May 9, 2014.  Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, is set forth in Echo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on March 28, 2014 and its Quarterly Reports on Form 10-Q for the first two quarters of the fiscal year ended December 31, 2014 filed on May 12, 2014 and August 14, 2014, respectively.  To the extent holdings of Echo’s securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  These documents are available free of charge at the SEC's website at www.sec.gov.

STOCKHOLDERS ARE ENCOURAGED TO READ ANY ECHO SOLICITATION STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ECHO MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Stockholders will be able to obtain, free of charge, copies of any solicitation statement and any other documents filed by Echo with the SEC at the SEC's website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of Echo’s website at http://www.echotx.com/investors or by directing a request to Echo Therapeutics, Inc., 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, PA 19103, Attention: Investor Relations.

FOR IMMEDIATE RELEASE

For More Information:

Christine H. Olimpio Director, Investor Relations and Corporate Communications (215) 717-4104 colimpio@echotx.com

ECHO THERAPEUTICS COMMENTS ON SPECIAL MEETING PROXY CONTEST
THREATENED BY PLATINUM MANAGEMENT (NY) LLC

PHILADELPHIA, PA, October 6, 2014 – Echo Therapeutics, Inc. (NASDAQ: ECTE), a medical device company, today commented on the special meeting proxy contest that has been recently threatened by Platinum Management (NY) LLC and its affiliates in their latest attempt to force off the Echo Board the only independent board members that were not designated or nominated by Platinum.

Echo issued the following statement: “Given our recent announcement that we had suspended our product development, research, manufacturing and clinical programs and operations to conserve our liquidity and capital resource and the possibility that we could be forced to file for protection under the U.S. Bankruptcy Code if we are not able to address our liquidity needs, we are disappointed that, once again, Platinum is seeking to pursue a costly and disruptive proxy contest to facilitate the advancement of its own agenda and further its future ability to control Echo. We also believe that the preliminary proxy statement that Platinum has filed with the Securities and Exchange Commission (SEC) is procedurally and substantively deficient and may involve violations of the federal securities law and rules and regulations governing proxy solicitations. Among other issues, Echo believes that Platinum’s materials filed with the SEC or otherwise made public in connection with its purported attempt to remove three of our independent directors through a special meeting proxy contest contain numerous inaccuracies, misstatements and untruths.

Our Board takes very seriously our duty to protect our stockholders from attempts to mislead them with information we believe is false, misleading and incomplete. Platinum’s actions in recent weeks have made it clear that immediate corrective action is necessary to prevent Platinum from continuing to mislead our stockholders and the trading markets with what we believe to be false, misleading and incomplete statements. In the coming days, we intend to bring to the attention of the SEC and other regulatory organizations our concerns regarding Platinum’s false and misleading disclosures and other actions and enlist their immediate assistance in protecting our stockholders and the investing public from further efforts by Platinum to mislead our stockholders and the investing public.”

Echo stockholders are advised that they may receive proxy solicitation materials from Platinum or other persons or entities affiliated with Platinum, including a special meeting proxy statement or proxy card. Echo is not responsible for the accuracy of any information provided by or relating to the Platinum contained in any proxy solicitation materials filed or disseminated by Platinum or any other statements that they may otherwise make. Echo’s Board of Directors strongly urges stockholders NOT to sign or return any proxy card or voting instruction form that Platinum may send to them and to discard any and all proxy solicitation materials that they might receive from Platinum or other persons or entities affiliated with Platinum.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current expectation and beliefs of Echo’s management about the business of Echo, including, but not limited to, expectations regarding Echo’s liquidity needs, Echo’s ability to continue to fund its operations, Echo’s ability to identify strategies to address its liquidity needs, Echo’s ability to address its liquidity needs with additional third-party funding and the possibility that Echo may be forced to seek protection under the U.S. Bankruptcy Code. These forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those expressed or implied by such forward-looking statements. Those risks and uncertainties include, but are not limited to, risks related to the actions of Platinum Management (NY) LLC, its affiliates and the other members of its group, including, but not limited to, the lawsuits filed or threatened by the Platinum Group and the actions taken by the Platinum Group to harm Echo’s prospects and interfere with Echo’s relationships with its vendors and employees, including the amount of related costs and the disruption caused to business and financing activities by these actions, the potential inability of Echo to secure additional funding for its operations, the possibility that Echo may be forced to seek protection under the U.S. Bankruptcy Code, the adverse impact of any such bankruptcy filing by Echo on its business, financial condition and results of operations, including its ability to maintain relationships with vendors and employees, the actions of Echo’s creditors and other third parties with interests in any bankruptcy case filed by Echo, and Echo’s ability to obtain bankruptcy court approval in connection with any bankruptcy case filed by Echo. Other risks and uncertainties that may cause actual events to differ materially from the statements we have made herein are identified and described in more detail in Echo's filings with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2013, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. The forward-looking statements in this Press Release are made as of the date hereof. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Echo does not expect to, and disclaims any obligation to, publicly update, amend or clarify any forward-looking statements whether as a result of new information, future events or otherwise. Echo, however, reserves the right to update such statements or any portion thereof at any time for any reason.

Important Additional Information

Echo, its directors and certain of its executive officers are participants in solicitations of Echo’s stockholders.  Information regarding the names of Echo’s directors and executive officers and their respective interests in Echo by security holdings or otherwise is set forth in Echo’s definitive proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on May 9, 2014.  Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, is set forth in Echo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on March 28, 2014 and its Quarterly Reports on Form 10-Q for the first two quarters of the fiscal year ended December 31, 2014 filed on May 12, 2014 and August 14, 2014, respectively.  To the extent holdings of Echo’s securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  These documents are available free of charge at the SEC's website at www.sec.gov.

STOCKHOLDERS ARE ENCOURAGED TO READ ANY ECHO SOLICITATION STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ECHO MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Stockholders will be able to obtain, free of charge, copies of any solicitation statement and any other documents filed by Echo with the SEC at the SEC's website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of Echo’s website at http://www.echotx.com/investors.shtml or by directing a request to Echo Therapeutics, Inc., 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, PA 19103, Attention: Investor Relations.